LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage and Ronald B. Cushey, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1996, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of April, 1997.




     /s/ JAY BURNHAM
     Jay Burnham
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage and Ronald B. Cushey, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1996, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of April, 1997.




     /s/ JONATHAN D. LLOYD
     Jonathan D. Lloyd
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage and Ronald B. Cushey, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1996, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of April, 1997.




     /s/ CHARLES K. MACDONALD
     Charles K. MacDonald
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage and Ronald B. Cushey, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1996, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of April, 1997.




     /s/ MAKOTO KOSHIBA
     Makoto Koshiba
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage and Ronald B. Cushey, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1996, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of April, 1997.




     /s/ AKIRA NIIJIMA
     Akira Niijima
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage and Ronald B. Cushey, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1996, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of April, 1997.




     /s/ RYUICHI NODA
     Ryuichi Noda
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage and Ronald B. Cushey, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1996, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of April, 1997.




     /s/ EIJI ORII
     Eiji Orii
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage and Ronald B. Cushey, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1996, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of April, 1997.




     /s/ MELVIN PEARL
     Melvin Pearl
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage and Ronald B. Cushey, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1996, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of April, 1997.




     /s/ GREGORY R. PIERSON
     Gregory R. Pierson
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage and Ronald B. Cushey, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1996, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of April, 1997.




     /s/ MICHAEL SOLOMON
     Michael Solomon
     Director

                          LIVE ENTERTAINMENT INC.

           POWER OF ATTORNEY TO SIGN ANNUAL REPORT ON FORM 10-K


     KNOW ALL BY THESE PRESENTS, that the undersigned, in his capacity set forth below, hereby constitutes and appoints Roger A. Burlage and Ronald B. Cushey, and each of them severally, as his true and lawful attorneys and agents with the power to act with or without the others to execute the Annual Report on Form 10-K of LIVE Entertainment Inc. for the fiscal year ended December 31, 1996, and any amendments thereto.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of April, 1997.




     /s/ CHARLES YAMARONE
     Charles Yamarone
     Director

                          LIVE ENTERTAINMENT INC.

                         Certificate of Secretary



     I, Ronald B. Cushey, Secretary of LIVE ENTERTAINMENT INC., a Delaware corporation (the "Company"), do hereby certify that attached hereto as Exhibit A is a true and correct copy of resolutions adopted by the Board of Directors of the Company on April 2, 1997, and that such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.

     IN WITNESS WHEREOF, I have signed this Certificate on the 2nd day of April, 1997.



                                        /s/ RONALD B. CUSHEY
                                        Ronald B. Cushey
                                        Secretary


     I, Roger A. Burlage, Chairman of the Board and Chief Executive Officer of the Company, do hereby certify that Ronald B. Cushey has been duly elected (or appointed) and is duly qualified as, and on this day is, Secretary of the Company, and the signature above is his genuine signature.

     IN WITNESS WHEREOF, I have signed this Certificate on the 2nd day of April, 1997.



                                        /s/ ROGER A. BURLAGE
                                        Roger A. Burlage
                                        Chairman of the Board and
                                        Chief Executive Officer

                                 EXHIBIT A

*  *  *

RESOLVED, that Ronald B. Cushey and Roger A. Burlage, and each of them severally, are hereby appointed as attorneys with the power to execute the Corporation's Annual Report on Form 10-K for the Corporation's fiscal year ended December 31, 1996 ("Fiscal 1996") and amendments thereto on behalf of such directors and officers of the Corporation who approve such appointment in their individual cases by the execution of appropriate powers of attorney.

AND FURTHER RESOLVED, that Ronald B. Cushey and Roger A. Burlage, and each of them severally, shall have the authority to execute, on behalf of the Corporation, the Corporation's Annual Report on Form 10-K for Fiscal 1996 and amendments thereto.

*  *  *